Nº 0442289

中华人民共和国台港澳侨投资企业

批准证书

CERTIFICATE OF APPROVAL

批准号 APPROVAL NUMBER	商外资粤深外资证字[2010] 0809 号
进出口企业代码 CODE FOR IMPORT AND EXPORT ENTERPRISE	4403715259032
批准日期 DATE OF APPROVAL	二0一0 年 [illegible] 日 YEAR DAY
发证日期 DATE OF ISSUE	二0一0 年 十[illegible] 三 日 YEAR MONTH DAY
发证序号	4403079763

深圳市人民政府

企业名称 NAME OF ENTERPRISE	中文 CHINESE	深圳市飞来发航空服务有限公司		
	英文 ENGLISH	Shenzhen FeiLaiFa Aviation Services Co. Ltd.		
企业地址 ADDRESS	深圳市宝安区沙井镇丽晶酒店一楼9号			
企业类型 TYPE OF BUSINESS	外资企业		经营年限 DURATION OF OPERATION	叁拾年
投资总额 TOTAL INVESTMENT	叁佰万元人民币			
注册资本 REGISTERED CAPITAL	叁佰万元人民币			
经营范围 BUSINESS SCOPE	国内航线（除香港、澳门、台湾地区航线外）的航空客货运销售代理业务，信息咨询（不含限制项目），国际航线或香港、澳门、台湾航线的航空客运销售代理业务，火车票代售、酒店预定（不含法律、行政法规、国务院决定禁止及规定需前置审批项目）。			

投资者名称（中、英文） NAME OF INVESTORS (IN CHINESE AND ENGLISH)	注册地 PLACE OF REGISTRATION	出资额 CAPITAL CONTRIBUTION
灵通有限公司 Link Top Corporation Ltd.	香港	出资300万元人民币比例100%

副本 1

Business Licence

企业法人

营业执照

注 册 号： 440306104156301

成立日期： 一九九九年十二月廿九日

副 本 数 1

登记机关 深圳市市场监督管理局

二〇一〇年十一月廿五日

2009年度已年检

编号：№ 1153489

名　　称 深圳市飞来发航空服务有限公司
Name　Shenzhen FeiLaiFa Aviation Services Co.,Ltd

住　　所 深圳市宝安区沙井镇丽晶酒店一楼9号
Address

法定代表人 唐小明　Tang Xiao Ming
Legal Representative

注册资本 人民币300万元

实收资本 人民币300万元

公司类型 有限责任公司（台港澳法人独资）

经营范围 国内航线（除香港、澳门、台湾地区航线外）的航空客货运销售代理业务，信息咨询（不含限制项目），国际航线或香港、澳门、台湾航线的航空客运销售代理业务，火车票代售、酒店预定（不含法律、行政法规、国务院决定禁止及规定需前置审批项目）。

股东（发起人） 灵通有限公司　Link Top Corporation Ltd.
Shareholder

营业期限 **自** 一九九九年十二月廿九日

至 二〇四〇年十一月廿三日

[每年3月1日至6月30日向登记机关申请年检，不再通知]

变更（备案）通知书

Registration Change Approval Notice
— Chang of shareholder

[2010]第3139438号

深圳市飞来发航空服务有限公司：

我局已于二〇一〇年十一月廿五日对你企业申请的（经营期限、企业类型、投资总额（万元）、股东、证照有效期限、经营范围）变更予以核准；对你企业的（章程、监事、董事）予以备案，具体核准变更（备案）事项如下：

变更前经营期限： 二〇二九年十二月廿九日

变更后经营期限： 二〇四〇年十一月廿三日

变更前企业类型： 有限责任公司

变更后企业类型： 有限责任公司（台港澳法人独资）

变更前投资总额（万元）：

变更后投资总额（万元）： 300

变更前股东：	股东名称	出资额	出资比例
	唐小明	270万元	90%
	唐秋辉	30万元	10%
变更后股东：	股东名称	出资额	出资比例
	灵通有限公司	300万元	100%

变更前证照有效期限： 二〇二九年十二月廿九日

变更后证照有效期限： 二〇四〇年十一月廿三日

变更前经营范围： 国内航线（除香港、澳门、台湾地区航线外）的航空客货运销售代理业务，信息咨询（不含限制项目），国际航线或香港、澳门、台湾航线的航空客运销售代理业务（有效期至2011年8月16日），保险兼业代理业务（航空意外伤害保险、健康保险、意外伤害保险，有效期至2011年7月7月），火车票代售、酒店预定（不含法律、行政法规、国务院决定禁止及规定需前置审批项目）。

变更后经营范围： 国内航线（除香港、澳门、台湾地区航线外）的航空客货运销售代理业务，信息咨询（不含限制项目），国际航线或香港、澳门、台湾航线的航空客运销售代理业务，火车票代售、酒店预定（不含法律、行政法规、国务院决定禁止及规定需前置审批项目）。

章程备案

1

备案前监事： 唐秋辉（监事）

备案后监事： 翟群莲（监事）

备案前董事： 唐小明（执行（常务）董事）

备案后董事： 唐小明（董事长） 唐秋辉（董事） 王彬（董事）

深圳市市场监督管理局

二〇一〇年十一月廿五日

By: Shenzhen Market supervisory Authority

First Page:

CERTIFICATE OF APPROVAL FOR ESTABLISHMENT OF ENTERPRISES WITH INVESTMENT OF TAIWAN, HONGKONG,MACAO AND OVERSEAS CHINESE IN THE PEOPLE REPUBLIC OF CHINA	NAME OF ENTERPRISE:	Shenzhen Feilaifa Aviation Services Co.Ltd

APPROVAL NUMBER: Business foreign words No. [2010]0809	ADDRESS:	Lijing Hotel 1st Floor #9 Shajing town, Baoan District, Shenzhen

CODE FOR IMPORT AND EXPORT ENTERPRISE: 4403715259032	TYPE OF ENTERPRISE:	Foreign-invested enterprises	DURATION OF OPERATION:	30 years

DATE OF APPROVAL: 2010 (not clear in month/date)	TOTAL INVESTMENT:	RMB Three million

DATE OF ISSUE: 2010 ( Not clear in month/date)	REGISTERED CAPITAL:	RMB Three million

SCOPE OF BUSINESS:
1.The Business agency of Air passenger and freight transportation and  Sales by Domestic Airline(Except Hongkong, Macao, Taiwan) .
2.Information Consultation Service(Not including the limited items).
3. Air passenger transportation and sales agency business by Airline of Hongkong, Macao and Taiwan or International Airline
4.Train Ticketing Agency
5. Booking  Hotel(Not including the prohibited items in law, administrative decrees and the items that the State Council decide to prohibit and the items that should to be approved in advance by relevant department)

ISSUE No. 4403079763	NAME OF INVESTORS:	LINK TOP Corporation Ltd.	PLACE OG REGISTRATION:	Hongkong
	CAPITAL CONTRIBUTION:	RMB Three million (100%)

ENTERPRISE BUSINESS LICENSE

REGISTRITION NUMBER:	440306104156301	NAME:	Shenzhen Feilaifa Aviation Services CO.Ltd
ESTABLISHED DATE:	12/29/1999	ADDRESS:	Lijing Hotel 1st Floor #9 Shajing town, Baoan District, Shenzhen
ISSUED BY:	MarketSupervisory Administration of shenzhen	LEAGAL REPRESENTIVE:	Xiaoming Tang
ISSUED DATE:	11/25/2010	REGISTERED CAPTIAL:	RMB Three million
		Paid-up Capital:	RMB Three million
		Type of CORPORATION:	CO.Ltd (Taiwan, Hong Kong and Macao-owned legal person)
		SCOPE OF BUSINESS:	SAME as CERTIFICATE
		SHAREHOLDER:	LINK TOP CORPORATION Ltd.
		BUSINESS TERM:	FROM 12/29/1999 TO 11/23/2040

Change (ON FILE) Notice

[2010] No. 3139438

Shenzhen Feilaifa Aviation Services Co. Ltd.:

Our department has verified your changing application for Business term, Type of Business, Total Investment, Shareholder, Licence Valid Date, Scope of Business; and we have put on records for your Articles of association, Member of the Board of Supervisors and Member of the Board. The details of changing are as follow:

operation period before changing: 12/29/2029

operation period after changing: 11/23/2040

Type of business before changing:  Co.Ltd.

Type of business after changing: Co.Ltd. (Taiwan, Hong Kong and Macao-owned legal person)

Total Investment before changing ( million):

Total Investment after changing: 3 million

Shareholder before changing:	NAME OF SHAREHOLDER	capital contribution	ratio of contributions

	Xiaoming Tang	RMB 2,700,000	90%
	Qiuhui Tang	RMB 300,000	10%

Shareholder after changing:	NAME OF SHAREHOLDER	capital contribution	ratio of contributions

	Link Top Corporation Ltd.	RMB 3,000,000	100%

Licence Valid Date before changing:  12/29/2029

Licence Valid Date After changing:  11/23/2040

Scope of business before changing: 1.The Business agency of Air passenger and freight transportation and  Sales by Domestic Airline(Except Hongkong, Macao, Taiwan) . 2. Information Consultation Service (Not including the limited items). 3. Air passenger transportation and sales agency business by Airline of Hongkong, Macao &Taiwan  or International Airline (Expired : 8/16/2011) 4. part-time insurance agency (Aviation accident insurance, Health insurance, personal accident insurance ,Expired 7/7/2011), 5.Train Ticketing Agency 6. Booking  Hotel(Not including the prohibited items in law, administrative decrees and the items that the State Council decide to prohibit and the items that should to be approved in advance by relevant department).

Scope of business after changing: 1.The Business agency of Air passenger and freight transportation and  Sales by Domestic Airline(Except Hongkong, Macao, Taiwan) . 2 .Information Consultation Service(Not including the limited items). 3. Air passenger transportation and sales agency business by Airline of Hongkong,Macao &Taiwan  or International Airline  4.Train Ticketing Agency    5. Booking  Hotel(Not including the prohibited items in law, administrative decrees and the items that the State Council decide to prohibit and the items that should to be approved in advance by relevant department)

Supervisor before recording: Qiuhui Tang
Supervisor after recording:  Qunlian zhai

member of board before recording: Xiaoming Tang (Executive Managing Director)
member of board after recording: Xiaoming Tang (Board Director), Qiuhui Tang (Member of Board), Bin Wang (Member of Board)

Shenzhen Marketsupervisory Authority 11/25/2010